--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                December 31, 2001
--------------------------------------------------------------------------------

                                   Value Line
                                   Income and
                                     Growth
                                   Fund, Inc.

                                     [LOGO]
                                   ----------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line Income and Growth Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

The Value Line Income & Growth Fund had a total return of -5.18% in 2001, compared to a total return of -11.88% for the Standard & Poor's 500 Index(1) and a total return of 8.50% for the Lehman Government/Credit Bond Index(2).

Since inception nearly 50 years ago (October 1, 1952), the Fund has achieved average annualized total returns of 10.86%. During this period, an original investment of $10,000 would have grown to $1,605,325(3). Last year, the brokerage firm Charles Schwab & Co. added the Fund to the Schwab Select List in recognition of its performance record, low-risk profile, and moderate expenses.

This was the third straight year that your Fund topped the S&P 500. In 1999, large holdings in the technology sector put the Fund ahead of the benchmark. In 2000 and 2001, we took a more defensive approach, making extensive cuts in the Fund's tech shares and putting the proceeds into healthcare, financial services and other sectors, as well as into cash reserves. That proved to be a good strategy, allowing your Fund to weather two very difficult years for stocks and retain the bulk of the gains earned in earlier years. Note that the income generated by bonds and cash proved a partial offset to losses in equities.

We maintain a disciplined stock selection approach, staying with issues that have good stock price momentum and earnings momentum, relative to other issues. Currently, the weak profit environment of the U.S. economy has made it harder to find companies with strong earnings momentum, causing us to rely more on stock price momentum. Improvement in individual stock prices, we believe, foretells improvement in earnings for those companies later in 2002.

Thank you for investing with us.

                                               Sincerely,


                                               /s/ Jean Bernhard Buttner

                                               Jean Bernhard Buttner
                                               Chairman and President

March 1, 2002

--------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this index.

(2) The Lehman Brothers Government/Credit Bond Index consists of government, investment-grade and mortgage-backed bonds and is representative of the broad bond market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

(3) This illustrates an assumed investment of $10,000 with dividends and capital gains distributions accepted in shares. This illustration covers the period commencing October 1, 1952 and ending December 31, 2001. While this was a period of generally rising common stock prices, it included interim periods of substantial market declines. The results shown should not be considered as a representation of the dividend income or capital gain which may be realized from an investment in the Fund today. All performance data is historical and reflects changes in share price, reinvested dividends, and is net of expenses. Return and principal value will vary and shares may be worth more or less when redeemed. Past performance is not a guarantee of future results.


--------------------------------------------------------------------------------
2

                                         Value Line Income and Growth Fund, Inc.

Income and Growth Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The recession, which gripped the nation for much of the past year, appears to be ending. This conclusion is based on a succession of reports showing stabilizing manufacturing levels, continued strength in housing, selective improvement in retailing, and steadily declining unemployment claims. Nevertheless, given the absence of growth in the overall job market and continued depressed levels of factory usage, it appears that the economic recovery, which we expect to begin during the current half, will be muted and uneven in its early stages.

Inflationary pressures, meantime, are continuing to be kept at bay. This benign pricing environment remains rooted in both sustained increases in productivity (or labor-cost efficiency) and the pronounced slowdown in industrial and labor demand arising from the comparatively low level of U.S. business activity in recent months. To be sure, as the U.S. economy improves, some modest increase in pricing pressures may evolve. Absent a more vigorous business recovery than we now expect, however, inflation should remain muted through at least 2002.

Finally, the Federal Reserve, which has been aggressive in reducing interest rates over the past year, in an effort to promote stronger economic activity, now appears to be at the end of its extended monetary easing cycle. We believe the Fed will now keep interest rates at current levels for most of the year, before increased business activity and modestly higher inflation encourage it to raise rates again.


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                                                                               3

Value Line Income and Growth Fund, Inc.

--------------------------------------------------------------------------------

COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE LINE INCOME AND GROWTH FUND, THE S&P 500 STOCK INDEX AND THE LEHMAN GOVERNMENT/CREDIT BOND INDEX*

 [The following table was depicted as mountain graph in the printed material.]

             Value Line Income           S & P 500           Lehman Brothers
               & Growth Fund              Index          Gov't/Credit Bond Index

1/1/91             $10,000                $10,000                 $10,000
3/92               $ 9,471                $ 9,747                 $ 9,850
6/92               $ 9,608                $ 9,933                 $10,249
9/92               $ 9,899                $10,246                 $10,750
12/31/92           $10,175                $10,762                 $10,758
3/93               $10,552                $11,232                 $11,258
6/93               $10,905                $11,286                 $11,596
9/93               $11,019                $11,578                 $11,980
12/31/93           $11,016                $11,846                 $11,945
3/94               $10,411                $11,397                 $11,571
6/94               $10,351                $11,445                 $11,427
9/94               $10,705                $12,005                 $11,484
12/31/94           $10,536                $12,003                 $11,526
3/95               $11,214                $13,171                 $12,100
6/95               $11,968                $14,429                 $12,885
9/95               $12,640                $15,575                 $13,132
12/31/95           $13,300                $16,513                 $13,744
3/96               $13,968                $17,399                 $13,422
6/96               $14,333                $18,180                 $13,485
9/96               $14,857                $18,742                 $13,723
12/31/96           $15,612                $20,305                 $14,143
3/97               $15,206                $20,847                 $14,020
6/97               $17,208                $24,486                 $14,531
9/97               $18,931                $26,322                 $15,040
12/31/97           $18,507                $27,078                 $15,523
3/98               $19,922                $30,854                 $15,758
6/98               $20,527                $31,873                 $16,170
9/98               $19,218                $28,703                 $16,971
12/31/98           $23,658                $34,815                 $16,993
3/99               $25,558                $36,550                 $16,789
6/99               $25,834                $39,126                 $16,606
9/99               $25,510                $36,683                 $16,696
12/31/99           $29,650                $42,141                 $16,628
3/00               $31,013                $43,108                 $17,075
6/00               $30,599                $41,962                 $17,323
9/00               $31,219                $41,556                 $17,821
12/31/2000         $29,167                $38,304                 $18,599
3/1/2001           $26,755                $33,763                 $19,194
6/1/2001           $28,481                $35,739                 $19,251
9/1/2001           $25,690                $30,493                 $20,168
12/31/2001         $27,657                $33,752                 $20,180

                            (From 1/1/92 to 12/31/01)

--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

      The Lehman Brothers Government/Credit Bond Index is an unmanaged index that is representative of investment-grade domestic corporate and government bonds.

The return for the indices do not reflect expenses which are deducted from the Fund's returns.

Performance Data:**
                                       Average Annual     Growth of an Assumed
                                        Total Return      Investment of $10,000
                                       --------------     ---------------------

 1 year ended 12/31/01...........            -5.18%               $ 9,482

 5 years ended 12/31/01..........           +12.12%               $17,716

10 years ended 12/31/01..........           +10.71%               $27,657

** The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


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4

                                         Value Line Income and Growth Fund, Inc.

Portfolio Highlights at December 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings

                                                                  Principal
                                                                    Amount             Value           Percentage
Issue                                                              or Shares      (in thousands)      of Net Assets
-------------------------------------------------------------------------------------------------------------------
Federal Home Mortgage Corp. Debentures, 5.500%, 7/15/06 ......    $8,000,000           $8,222               4.2%
Omnicom Group, Inc. ..........................................        70,500            6,299               3.2
General Electric Co. .........................................       154,500            6,192               3.1
Wal-Mart Stores, Inc. ........................................       102,500            5,899               3.0
Citigroup, Inc. ..............................................       108,833            5,494               2.8
Tyco International Ltd. ......................................        89,000            5,242               2.6
Federal Home Loan Bank Bonds, 4.875%, 4/16/04 ................    $5,000,000            5,145               2.6
U.S. Treasury Notes, 4.750%, 11/15/08 ........................    $5,000,000            4,981               2.5
U.S. Treasury Bonds, 6.000%, 2/15/26 .........................    $3,500,000            3,607               1.8
Pfizer, Inc. .................................................        86,500            3,447               1.7

Five Largest Industry Categories

                                                                      Value           Percentage
Industry                                                         (in thousands)      of Net Assets
-------------------------------------------------------------------------------------------------------------------
Financial Services-Diversified ...............................       $17,628              8.9%
Retail Store .................................................        11,353              5.7
Medical Supplies .............................................        11,324              5.7
Drug .........................................................        10,994              5.5
Computer Software & Services .................................         9,155              4.6

Five Largest Net Security Purchases*

                                                                        Cost
Issue                                                             (in thousands)
-------------------------------------------------------------------------------------------------------------------
Federal Home Mortgage Corp. Debentures, 5.500%, 7/15/06 ......        $8,052
Federal Home Loan Bank Bonds, 4.875%, 4/16/04 ................         5,002
American International Group, Inc. ...........................         3,475
Johnson & Johnson ............................................         2,709
Philip Morris Companies, Inc. ................................         2,098

Five Largest Net Security Sales*


                                                                   Proceeds
Issue                                                           (in thousands)
-------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Bonds, 5.125%, 2/26/02 ................        $5,038
Federal Home Mortgage Corp. Debentures, 5.250%, 1/15/06 ......         5,037
Microsoft Corp. ..............................................         3,118
Federal National Mortgage Association 5.500%, 2/15/06 ........         3,052
AOL Time Warner, Inc. ........................................         2,908

*     For the six month period ended 12/31/01.


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                                                                               5

Value Line Income and Growth Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

                                                                      Value
Shares                                                            (in thousands)
--------------------------------------------------------------------------------

COMMON STOCKS (69.7%)

         ADVERTISING (3.2%)
 70,500  Omnicom Group, Inc. ...................................    $ 6,299

         AEROSPACE/
           DEFENSE (0.8%)
 20,000  General Dynamics Corp. ................................      1,593

         AIR TRANSPORT (0.6%)
 14,000  FedEx Corp.* ..........................................        726
 30,000  Southwest Airlines Co. ................................        555
                                                                    -------
                                                                      1,281

         AUTO PARTS (0.9%)
 16,000  Genuine Parts Co. .....................................        587
 10,000  Johnson Controls, Inc. ................................        808
  5,000  Magna International Inc.
           Class "A" ...........................................        317
                                                                    -------
                                                                      1,712

         BANK (2.1%)
 21,000  BB&T Corp. ............................................        758
 10,000  M & T Bank Corp. ......................................        728
 12,000  National Commerce
           Financial Corp. .....................................        304
 22,000  Regions Financial Corp. ...............................        659
 34,000  SouthTrust Corp. ......................................        839
 34,000  Synovus Financial Corp. ...............................        852
                                                                    -------
                                                                      4,140

         BANK--MIDWEST (1.4%)
 36,375  Fifth Third Bancorp ...................................      2,231
 10,000  Northern Trust Corp. ..................................        602
                                                                    -------
                                                                      2,833

         BEVERAGE--ALCOHOLIC (0.5%)
 20,000  Anheuser-Busch Companies, Inc. ........................        904

         BEVERAGE--SOFT DRINK (1.1%)
 42,000  Pepsi Bottling Group, Inc. (The) ......................        987
 25,000  PepsiCo, Inc. .........................................      1,217
                                                                    -------
                                                                      2,204

         BIOTECHNOLOGY (0.6%)
 20,000  Amgen Inc.* ...........................................      1,129

         CABLE TV (0.1%)
  9,000  EchoStar Communications
           Corp. Class "A"* ....................................        247

         CHEMICAL--
           DIVERSIFIED (0.5%)
  8,000  Minnesota Mining &
           Manufacturing Co. ...................................        946

         COMPUTER SOFTWARE
           & SERVICES (4.6%)
 20,000  Electronic Data Systems Corp. .........................      1,371
 20,000  First Data Corp. ......................................      1,569
 23,500  Fiserv, Inc.* .........................................        995
  5,000  Intuit Inc.* ..........................................        214
 50,000  Microsoft Corp.* ......................................      3,312
 22,000  Peoplesoft, Inc.* .....................................        884
 28,000  SunGard Data Systems Inc.* ............................        810
                                                                    -------
                                                                      9,155

         DIVERSIFIED
           COMPANIES (3.1%)
 15,000  Hillenbrand Industries, Inc. ..........................        829
 89,000  Tyco International Ltd. ...............................      5,242
                                                                    -------
                                                                      6,071

         DRUG (5.5%)
  6,000  Andrx Group.* .........................................        422
 16,000  Biovail Corp.* ........................................        900
 20,000  Bristol-Myers Squibb Co. ..............................      1,020
 10,000  Forest Laboratories, Inc.* ............................        820
 26,000  Genzyme Corp.-General
           Division* ...........................................      1,556
 20,000  King Pharmaceuticals, Inc.* ...........................        843
 17,000  Merck & Co., Inc. .....................................      1,000
 86,500  Pfizer, Inc. ..........................................      3,447
 16,000  Teva Pharmaceutical
           Industries Ltd. (ADR) ...............................        986
                                                                    -------
                                                                     10,994

         ELECTRIC UTILITY--
           EAST (0.6%)
 18,000  Duke Energy Corp. .....................................        707
 17,000  TECO Energy, Inc. .....................................        446
                                                                    -------
                                                                      1,153


--------------------------------------------------------------------------------
6

                                         Value Line Income and Growth Fund, Inc.

                                                               December 31, 2001
--------------------------------------------------------------------------------

                                                                      Value
Shares                                                            (in thousands)
--------------------------------------------------------------------------------

          ELECTRIC UTILITY--
            WEST (0.3%)
  23,000  Xcel Energy, Inc. ...............................         $   638

          ELECTRICAL
              EQUIPMENT (3.1%)
 154,500  General Electric Co. ............................           6,192

          ELECTRONICS (0.3%)
  25,000  Flextronics International Ltd.* .................             600

          ENTERTAINMENT
            TECHNOLOGY (0.8%)
  28,000  Electronic Arts Inc.* ...........................           1,679

          ENVIRONMENTAL (0.4%)
  26,000  Waste Management, Inc. ..........................             830

          FINANCIAL SERVICES--
            DIVERSIFIED (8.9%)
  42,000  American International
            Group, Inc. ...................................           3,335
  30,000  Block (H. & R.), Inc. ...........................           1,341
  16,000  Capital One Financial Corp. .....................             863
  45,000  Cendant Corp.* ..................................             882
 108,833  Citigroup, Inc. .................................           5,494
  28,000  Concord EFS, Inc.* ..............................             918
  33,000  Federal National Mortgage
            Association ...................................           2,624
  10,000  Household International, Inc. ...................             579
   7,000  Marsh & McLennan
            Companies, Inc. ...............................             752
  10,000  USA Education, Inc. .............................             840
                                                                    -------
                                                                     17,628

          FOOD PROCESSING (0.3%)
   9,000  Hershey Foods Corp. .............................             609

          FOOD WHOLESALERS (0.1%)
  10,000  SYSCO Corp. .....................................             262

          FOREIGN TELE-
            COMMUNICATIONS (0.3%)
  24,000  BCE Inc. ........................................             547

          HOUSEHOLD
            PRODUCTS (1.0%)
  10,000  Clorox Co. ......................................             395
  20,000  Procter & Gamble Co. (The) ......................           1,583
                                                                    -------
                                                                      1,978

          INSURANCE--LIFE (0.4%)
  27,000  Manulife Financial Corp. ........................             704

          INSURANCE--PROPERTY
            & CASUALTY (1.2%)
   6,000  ACE Ltd. ........................................             241
   6,000  Progressive Corp. ...............................             896
  14,000  XL Capital Ltd. .................................           1,279
                                                                    -------
                                                                      2,416

          MEDICAL SERVICES (2.5%)
  22,000  HCA, Inc. .......................................             848
  15,000  Quest Diagnostics, Inc.* ........................           1,076
  38,000  Tenet Healthcare Corp.* .........................           2,231
   6,000  Wellpoint Health Networks, Inc.* ................             701
                                                                    -------
                                                                      4,856

          MEDICAL SUPPLIES (5.7%)
  34,000  Abbott Laboratories .............................           1,896
   5,000  AmerisourceBergen Corp. .........................             318
  39,000  Biomet, Inc. ....................................           1,205
  50,000  Johnson & Johnson ...............................           2,955
  35,000  McKesson Corp. ..................................           1,309
  40,000  Medtronic, Inc. .................................           2,048
  10,000  St. Jude Medical Inc.* ..........................             776
  14,000  Stryker Corp. ...................................             817
                                                                    -------
                                                                     11,324

          NATURAL GAS--
            DISTRIBUTION (0.3%)
  25,000  AGL Resources Inc. ..............................             576

          OFFICE EQUIPMENT &
            SUPPLIES (0.3%)
  60,000  Xerox Corp. .....................................             625

          PETROLEUM--
            INTEGRATED (1.8%)
  15,000  ChevronTexaco Corp. .............................           1,344
  30,000  Exxon Mobil Corp. ...............................           1,179
  20,000  Royal Dutch Petroleum Co. .......................             980
                                                                    -------
                                                                      3,503

          PRECISION
            INSTRUMENT (1.2%)
  44,000  PerkinElmer, Inc. ...............................           1,541
  22,000  Waters Corp.* ...................................             852
                                                                    -------
                                                                      2,393


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                                                                               7

Value Line Income and Growth Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

                                                                      Value
Shares                                                            (in thousands)
--------------------------------------------------------------------------------

          RAILROAD (0.7%)
  21,000  CP Holders, Inc. ...............................          $    824
  28,000  Norfolk Southern Corp. .........................               513
                                                                    --------
                                                                       1,337

          RECREATION (1.0%)
  20,000  Harley-Davidson, Inc. ..........................             1,086
  57,000  Mattel, Inc. ...................................               980
                                                                    --------
                                                                       2,066

          RESTAURANT (0.1%)
   4,000  TRICON  Global
            Restaurants, Inc.* ...........................               197

          RETAIL BUILDING
            SUPPLY (1.4%)
  24,000  Home Depot, Inc. (The) .........................             1,224
  32,000  Lowe's Companies, Inc. .........................             1,485
                                                                    --------
                                                                       2,709

          RETAIL--SPECIAL
            LINES (2.3%)
  10,000  AutoZone, Inc.* ................................               718
  52,000  Bed Bath & Beyond Inc.* ........................             1,763
  14,000  Best Buy Co., Inc.* ............................             1,043
  12,000  TJX Companies, Inc. ............................               478
  28,000  Toys `R' Us, Inc.* .............................               581
                                                                    --------
                                                                       4,583

          RETAIL STORE (5.7%)
  30,000  Costco Wholesale Corp.* ........................             1,332
  10,000  Kohl's Corp.* ..................................               704
  29,000  May Department Stores Co. ......................             1,073
  46,000  Penney (J.C.) Co., Inc. ........................             1,237
  27,000  Target Corp. ...................................             1,108
 102,500  Wal-Mart Stores, Inc. ..........................             5,899
                                                                    --------
                                                                      11,353

          SEMICONDUCTOR (0.4%)
  13,000  Microchip Technology Inc.* .....................               504
  12,000  National Semiconductor Corp.* ..................               369
                                                                    --------
                                                                         873

          SHOE (0.3%)
   9,000  Nike, Inc. Class "B" ...........................               506

          TELECOMMUNICATION
            SERVICES (0.7%)
  20,000  SBC Communications, Inc. .......................               783
  12,000  Verizon Communications, Inc. ...................               570
                                                                    --------
                                                                       1,353

          THRIFT (1.3%)
  20,000  BankNorth Group, Inc. ..........................               451
  21,000  Charter One Financial, Inc. ....................               570
  22,000  Golden State Bancorp, Inc. .....................               575
  30,000  Washington Mutual, Inc. ........................               981
                                                                    --------
                                                                       2,577

          TOBACCO (1.0%)
  42,000  Philip Morris Companies, Inc. ..................             1,926

          TOILETRIES/
            COSMETICS (0.3%)
  20,000  Gillette Co. ...................................               668
                                                                    --------
            TOTAL COMMON STOCKS
              (Cost $107,358,000) ........................           138,169
                                                                    --------

  Principal
   Amount                                                             Value
(in thousands)                                                    (in thousands)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS (4.4%)
$  5,000  U.S. Treasury Notes, 4.750%,
            11/15/08 .....................................             4,981
   3,500  U.S. Treasury Bonds, 6.000%,
            2/15/26 ......................................             3,607
                                                                    --------
          TOTAL U.S. TREASURY
            OBLIGATIONS
            (Cost $8,430,000) ............................             8,588
                                                                    --------


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8

                                         Value Line Income and Growth Fund, Inc.

                                                               December 31, 2001
--------------------------------------------------------------------------------

  Principal
    Amount                                                             Value
(in thousands)                                                    (in thousands)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (9.9%)
    2,000  Federal Home Loan Mortgage
             Corp. Debentures, 5.750%,
             7/15/03.........................................       $  2,087
    5,000  Federal Home Loan Bank
             Bonds, 4.875%, 4/16/04..........................          5,145
    8,000  Federal Home Loan Mortgage
             Corp. Debentures, 5.500%,
             7/15/06.........................................          8,222
    3,000  Federal National Mortgage
             Association Notes, 6.625%,
             9/15/09.........................................          3,204
    1,000  Federal Farm Credit
             Banks 5.45%, 12/11/13...........................            949
                                                                    --------
           TOTAL U.S. GOVERNMENT
             AGENCY OBLIGATIONS
             (Cost $19,304,000) .............................         19,607
                                                                    --------

CORPORATE BONDS AND NOTES (1.0%)

           ENVIRONMENTAL (0.5%)
    1,000  Allied Waste North America Inc.
             Senior Notes Series "B", 7.875%,
             1/1/09..........................................            980

           HOTEL/GAMING (0.5%)
    1,000  Park Place Entertainment Corp.
             7.875%, Senior Sub. Notes,
             12/15/05........................................            996
                                                                    --------
           TOTAL CORPORATE
             BONDS & NOTES
             (Cost $1,979,000) ..............................          1,976
                                                                    --------
           TOTAL INVESTMENT
             SECURITIES (85.0%)
             (Cost $137,071,000) ............................        168,340
                                                                    --------

                                                                      Value
   Principal                                                      (in thousands
    Amount                                                      except per share
(in thousands)                                                       amount)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (16.6%)
   (including accrued interest)
 $ 11,000  Collateralized by $8,648,000
             U.S. Treasury Bonds 8.125%,
             due 8/15/21, with a value of
             $11,280,000 (with UBS
             Warburg LLC, 1.60%,
             dated 12/31/01, due 1/2/02,
             delivery value $11,000,978) ....................       $ 11,000
  11,000   Collateralized by $10,820,000
             U.S. Treasury Notes 5.50%,
             due 5/15/09, with a value of
             $11,285,000 (with State Street
             Bank & Trust Company, 1.62%,
             dated 12/31/01, due 1/2/02,
             delivery value $11,000,990).....................         11,001
   11,000  Collateralized by $8,700,000
             U.S. Treasury Bonds 8.125%,
             due 8/15/19, with a value of
             $11,247,000 (with Morgan
             Stanley Dean Witter & Co.,
             1.60%, dated 12/31/01,
             due 1/2/02, delivery value
             $11,000,978) ...................................         11,000
                                                                    --------
           TOTAL REPURCHASE
             AGREEMENTS
             (Cost $33,001,000) .............................         33,001

EXCESS OF LIABILITIES
   OVER CASH AND OTHER
   ASSETS (-1.6%) ...........................................         (3,233)
                                                                    --------
NET ASSETS (100.0%) .........................................       $198,108
                                                                    ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   OUTSTANDING SHARE
   ($198,108,318 / 24,246,077
   shares outstanding) ......................................       $   8.17
                                                                    ========

*     Non-income producing.

(ADR) American Depository Receipts.


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

Statement of Assets and Liabilities
at December 31, 2001
--------------------------------------------------------------------------------

                                                                   (In thousands
                                                                    except per
                                                                   share amount)
                                                                   -------------
Assets:
Investment securities, at value
   (Cost--$137,071) .........................................         $168,340
Repurchase agreements
   (Cost--$33,001) ..........................................           33,001
Cash ........................................................               89
Dividends and interest receivable ...........................              658
Receivable for capital shares sold ..........................              419
                                                                      --------
     Total Assets ...........................................          202,507
                                                                      --------
Liabilities:
Payable for capital shares repurchased ......................            3,451
Payable for securities purchased ............................              737
Accrued expenses:
   Advisory fee .............................................              114
   Service and distribution plan
     fees payable ...........................................               42
   Other ....................................................               55
                                                                      --------
     Total Liabilities ......................................            4,399
                                                                      --------
Net Assets ..................................................         $198,108
                                                                      ========

Net Assets consist of:
Capital stock, at $1.00 par value
   (authorized 50,000,000, outstanding
   24,246,077 shares) .......................................         $ 24,246
Additional paid-in capital ..................................          142,435
Undistributed net investment income .........................              119
Undistributed net realized gain on
   investments ..............................................               39
Net unrealized appreciation of
   investments ..............................................           31,269
                                                                      --------
Net Assets ..................................................         $198,108
                                                                      ========
Net Asset Value, Offering and
   Redemption Price per Outstanding
   Share ($198,108,318 / 24,246,077
   shares outstanding) ......................................         $   8.17
                                                                      ========

Statement of Operations
for the Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                                                  (In thousands)
                                                                  --------------
Investment Income:
Interest and other .........................................         $  3,440
Dividends (Net of foreign withholding
   tax of $6) ..............................................            1,229
                                                                     --------
     Total Income ..........................................            4,669
                                                                     --------
Expenses:
Advisory fee ...............................................            1,356
Service and distribution plan fees .........................              502
Transfer agent fees ........................................              104
Auditing and legal fees ....................................               52
Custodian fees .............................................               46
Printing ...................................................               32
Postage ....................................................               26
Registration and filing fees ...............................               24
Directors' fees and expenses ...............................               22
Telephone ..................................................               14
Insurance, dues and other ..................................                7
                                                                     --------
     Total Expenses Before Custody
       Credits .............................................            2,185
     Less: Custody Credits .................................               (6)
                                                                     --------
     Net Expenses ..........................................            2,179
                                                                     --------
Net Investment Income ......................................            2,490
                                                                     --------
Net Realized and Unrealized
   Gain (Loss) on Investments:
     Net Realized Gain .....................................            2,403
     Change in Net Unrealized
       Appreciation ........................................          (16,309)
                                                                     --------
Net Realized Gain and Change in
   Net Unrealized Appreciation
   on Investments ..........................................          (13,906)
                                                                     --------
Net Decrease in Net Assets from
   Operations ..............................................         $(11,416)
                                                                     ========

See Notes to Financial Statements.


--------------------------------------------------------------------------------
10

                                         Value Line Income and Growth Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 2001 and 2000
--------------------------------------------------------------------------------

                                                                                 Year Ended           Year Ended
                                                                                 December 31,       December 31,
                                                                                    2001                2000
                                                                                 -------------------------------
                                                                                          (In thousands)
Operations:
   Net investment income ................................................         $   2,490          $   3,043
   Net realized gain on investments .....................................             2,403             17,795
   Change in net unrealized appreciation ................................           (16,309)           (24,755)
                                                                                  ----------------------------
   Net decrease in net assets from operations ...........................           (11,416)            (3,917)
                                                                                  ----------------------------
Distributions to Shareholders:
   Net investment income ................................................            (2,730)            (2,918)
   Net realized gain from investment transactions .......................            (5,833)           (18,308)
                                                                                  ----------------------------
   Total distributions ..................................................            (8,563)           (21,226)
                                                                                  ----------------------------
Capital Share Transactions:
   Net proceeds from sale of shares .....................................            82,242            110,375
   Net proceeds from reinvestment of distributions to shareholders ......             7,312             17,907
   Cost of shares repurchased ...........................................           (89,770)          (115,137)
                                                                                  ----------------------------
   (Decrease) Increase from capital share transactions ..................              (216)            13,145
                                                                                  ----------------------------
Total Decrease in Net Assets ............................................           (20,195)           (11,998)

Net Assets:
   Beginning of year ....................................................           218,303            230,301
                                                                                  ----------------------------
   End of year ..........................................................         $ 198,108          $ 218,303
                                                                                  ============================
Undistributed Net Investment Income, at end of year .....................         $     119          $     408
                                                                                  ============================

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value Line Income and Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

The Board of Directors has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Amortization. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income but does not impact the net assets or the distributions of the Fund. Prior to January 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $49,583 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $21,518, decrease unrealized gains by $13,402, and increase realized gains by $34,923. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


--------------------------------------------------------------------------------
12

                                         Value Line Income and Growth Fund, Inc.

                                                               December 31, 2001
--------------------------------------------------------------------------------

2. Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                        Year            Year
                                                        Ended          Ended
                                                     December 31,   December 31,
                                                        2001           2000
                                                     ---------------------------
Shares sold ..................................           9,911        10,773
Shares issued to shareholders
   in reinvestment of dividends
   and distributions .........................             905         1,955
                                                       ---------------------
                                                        10,816        12,728
Shares repurchased ...........................          10,822        11,280
                                                       ---------------------
Net (decrease) increase ......................              (6)        1,448
                                                       =====================
Dividends per share from net
   investment income .........................         $  .115        $  .13
                                                       =====================
Distributions per share from
   net realized gains ........................         $ .2417        $ .815
                                                       =====================

3.  Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                                    Year Ended
                                                                   December 31,
                                                                       2001
                                                                  --------------
                                                                  (in thousands)
Purchases:
U.S. Treasury & Government
   Agency Obligations ....................................          $ 38,737
Other Investment Securities ..............................           106,454
                                                                    --------
                                                                    $145,191
                                                                    ========
Sales & Redemptions:
U.S. Treasury & Government
   Agency Obligations ....................................          $ 37,856
Other Investment Securities ..............................           106,004
                                                                    --------
                                                                    $143,860
                                                                    ========

4. Income Taxes

At December 31, 2001, information on the tax components of capital is as follows:

                                                                         (in
                                                                      thousands)

Cost of investments for tax purposes ......................           $ 170,108
                                                                      =========

Gross tax unrealized appreciation .........................           $  33,641
Gross tax unrealized depreciation .........................              (2,408)
                                                                      ---------
Net tax unrealized appreciation
   on investments .........................................           $  31,233
                                                                      =========
Undistributed ordinary income .............................           $     191
Undistributed long-term gains .............................                  79
                                                                      ---------
Total distributable earnings ..............................           $     270
                                                                      =========

The tax composition of dividends was as follows:

                                                                         (in
                                                                      thousands)
Ordinary income ...........................................           $   2,836
Long-term capital gains ...................................               5,727
                                                                      ---------
                                                                      $   8,563
                                                                      =========

During the year ended December 31, 2001, as permitted under federal income tax regulations, the Fund elected to defer $75,172 of post-October net capital losses to the next taxable year.

5. Investment Advisory Contract, Management Fees and Transactions With
Affiliates

An advisory fee of $1,356,000 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 2001. This was computed at the rate of .70% of the first $100 million of the Fund's average daily net assets plus .65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended December 31, 2001, fees amounting to $502,000 were paid or payable to the Distributor under this Plan.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and directors of the Fund. During the year ended December 31, 2001, the Fund paid brokerage commissions totaling $114,000 to the distributor, which clears its transactions through unaffiliated brokers.

For the year ended December 31, 2001, the Fund's expenses were reduced by $6,247 under a custody credit arrangement with the Custodian.

The Adviser and/or affiliated companies owned 461,495 shares of the Fund's capital stock, representing 1.9% of the outstanding shares at December 31, 2001.


--------------------------------------------------------------------------------
14

                                         Value Line Income and Growth Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                                Years ended December 31,
                                                          -----------------------------------------------------------------
                                                            2001           2000           1999           1998         1997
                                                          -----------------------------------------------------------------
Net asset value, beginning of year ..................     $   9.00       $  10.10       $   9.53       $   7.98    $   7.37
                                                          -----------------------------------------------------------------
Income (loss) from
      investment operations:

      Net investment income .........................          .11            .13            .12            .10         .15

      Net gains or losses on securities
        (both realized and unrealized) ..............         (.58)          (.28)          2.23           2.08        1.18
                                                          -----------------------------------------------------------------

      Total from investment operations ..............         (.47)          (.15)          2.35           2.18        1.33
                                                          -----------------------------------------------------------------

  Less distributions:

      Dividends from net investment income ..........         (.12)          (.13)          (.11)          (.10)       (.15)

      Distributions from net realized gains .........         (.24)          (.82)         (1.67)          (.53)       (.54)

      Distributions in excess of realized
        gains .......................................           --             --             --             --        (.03)
                                                          -----------------------------------------------------------------

      Total distributions ...........................         (.36)          (.95)         (1.78)          (.63)       (.72)
                                                          -----------------------------------------------------------------

Net asset value, end of year ........................     $   8.17       $   9.00       $  10.10       $   9.53    $   7.98
                                                          =================================================================

Total return ........................................        -5.18%         -1.63%         25.33%         27.83%      18.55%
                                                          =================================================================

Ratios/Supplemental Data:

Net assets, end of year (in thousands) ..............     $198,108       $218,303       $230,301       $188,417    $160,460

Ratio of expenses to average net assets .............         1.09%(1)        .95%(1)        .83%(1)        .87%        .87%

Ratio of net investment income
  to average net assets .............................         1.25%          1.32%          1.19%          1.24%       1.82%

Portfolio turnover rate .............................           88%            41%            64%            99%         54%

(1) Ratios reflect expenses grossed up for custody credit arrangement. The ratios of expenses to average net assets net of custody credits would have been 1.08% for the year ended December 31, 2001 and would not have changed for the years ended December 31, 2000 and December 31, 1999.

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Value Line Income and Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Income and Growth Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 14, 2002

--------------------------------------------------------------------------------

                Federal Tax Status of Distributions (unaudited)

      For corporate taxpayers 41.62% of the ordinary income distributions paid during the calendar year 2001 qualify for the corporate dividends received deductions.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
16

                                         Value Line Income and Growth Fund, Inc.

--------------------------------------------------------------------------------

MANAGEMENT INFORMATION

The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of 16 portfolios. Each Trustee serves until his or her successor is elected and qualified.

                                                                 Length of           Other Directorships
Name, Address, and Age                    Position               Time Served         Held by Director
--------------------------------------------------------------------------------------------------------------
Interested Directors*

Jean Bernhard Buttner                     Chairman of the        18 years            Value Line, Inc.
Age 67                                    Board of Directors
                                          and President

Principal Occupation During the Past 5 Years:

Chairman, President and Chief Executive Officer of Value Line, Inc. (the "Adviser") and Value Line Publishing,
Inc. Chairman and President of each of the 15 Value Line Funds and Value Line Securities, Inc. (the
"Distributor")
--------------------------------------------------------------------------------------------------------------

Marion N. Ruth                            Director               2 years             Value Line, Inc.
5 Outrider Road
Rolling Hills, CA 90274
Age 66

Principal Occupation During the Past 5 Years:

Real Estate Executive: President. Ruth Realty (real estate broker); Director of the Adviser since
October 2000.
--------------------------------------------------------------------------------------------------------------

Non-Interested Directors

John W. Chandler                          Director               11 years            None
1611 Cold Spring Rd
Williamstown, MA 01267
Age 78

Principal Occupation During the Past 5 Years:

Consultant, Academic Search Consultation Service, Inc. Trustee Emeritus and Chairman (1993 - 1994) of the
Board of Trustees of Duke University; President Emeritus, Williams College.
--------------------------------------------------------------------------------------------------------------

Frances T. Newton                         Director               2 years             None
4921 Buckingham Drive
Charlotte, NC 28209
Age 60

Principal Occupation During the Past 5 Years:

Customer Support Analyst, Duke Power Company
--------------------------------------------------------------------------------------------------------------

Francis C. Oakley                         Director               2 years             Berkshire Life Insurance
54 Scott Hill Road                                                                   Company.
Williamstown, MA 01267
Age 70

Principal Occupation During the Past 5 Years:

Professor of History, Williams College, 1961 to present. President Emeritus since 1994 and President, 1985 -
1994; Chairman (1993 - 1997) of the American Council of Learned Societies; President of the Board of Trustees
of the Sterling and Francene Clark Art Institute since 1998.
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

--------------------------------------------------------------------------------

                                                                     Length of               Other Directorships
Name, Address, and Age                    Position                   Time Served             Held by Director
-------------------------------------------------------------------------------------------------------------------------
David H. Porter                           Director                   5 years                 None
5 Birch Run Drive
Saratoga Springs, NY 12866
Age 65

Principal Occupation During the Past 5 Years:

Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and
President, 1987 - 1998.
-------------------------------------------------------------------------------------------------------------------------

Paul Craig Roberts                        Director                   18 years                A. Schulman Inc. (plastics).
169 Pompano St.
Panama City Beach, FL 32413
Age 62

Principal Occupation During the Past 5 Years:

Chairman, Institute for Political Economy.
-------------------------------------------------------------------------------------------------------------------------

Nancy-Beth Sheerr                         Director                   6 years                 None
1409 Beaumont Drive
Gladwyne, PA 19035
Age 52

Principal Occupation During the Past 5 Years:

Senior Financial Advisor, Hawthorne, since January 2001; Chairman, Radcliffe College Board of Trustees, 1990 - 1999.
-------------------------------------------------------------------------------------------------------------------------

Officers

Stephen Grant                             Vice President             3 years                --
Age 48

Principal Occupation During the Past 5 Years:

Portfolio Manager with the Adviser.
-------------------------------------------------------------------------------------------------------------------------

Philip Orlando                            Vice President             1 year                 --
Age 43
Principal Occupation During the Past 5 Years:
Chief Investment Officer with the Adviser.
-------------------------------------------------------------------------------------------------------------------------

David T. Henigson                         Vice President, Secretary  7 years                --
Age 44                                    and Treasurer

Principal Occupation During the Past 5 Years:

Director, Vice President and Compliance Officer of the Adviser. Director and Vice President of the Distributor. Vice
President, Secretary and Treasurer of each of the 15 Value Line Funds.

-------------------------------------------------------------------------------------------------------------------------

* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.


--------------------------------------------------------------------------------
18

                                         Value Line Income and Growth Fund, Inc.

--------------------------------------------------------------------------------

                     (This page intentionally left blank.)


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950 -- The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 -- Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979 -- The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- Value Line Centurion Fund* seeks long-term growth of capital.

1984 -- The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- Value Line Aggressive Income Trust seeks to maximize current income.

1987 -- Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995-- Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
20

INVESTMENT ADVISER                              Value Line, Inc.
                                                220 East 42nd Street
                                                New York, NY 10017-5891

DISTRIBUTOR                                     Value Line Securities, Inc.
                                                220 East 42nd Street
                                                New York, NY 10017-5891

CUSTODIAN BANK                                  State Street Bank and Trust Co.
                                                225 Franklin Street
                                                Boston, MA 02110

SHAREHOLDER                                     State Street Bank and Trust Co.
SERVICING AGENT                                 c/o NFDS
                                                P.O. Box 219729
                                                Kansas City, MO 64121-9729

INDEPENDENT                                     PricewaterhouseCoopers LLP
ACCOUNTANTS                                     1177 Avenue of the Americas
                                                New York, NY 10036

LEGAL COUNSEL                                   Peter D. Lowenstein, Esq.
                                                Two Sound View Drive, Suite 100
                                                Greenwich, CT 06830

DIRECTORS                                       Jean Bernhard Buttner
                                                John W. Chandler
                                                Frances T. Newton
                                                Francis C. Oakley
                                                David H. Porter
                                                Paul Craig Roberts
                                                Marion N. Ruth
                                                Nancy-Beth Sheerr

OFFICERS                                        Jean Bernhard Buttner
                                                Chairman and President
                                                Stephen E. Grant
                                                Vice President
                                                Philip J. Orlando
                                                Vice President
                                                David T. Henigson
                                                Vice President and
                                                Secretary/Treasurer
                                                Joseph Van Dyke
                                                Assistant Secretary/Treasurer
                                                Stephen La Rosa
                                                Assistant Secretary/Treasurer

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

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